Exhibit 99.9

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Loan Funding Structure VI LLC. The review included a total of 474 residential closed-end second-lien mortgage loans in connection with the securitization identified as RCKT 2026-CES2 (a) (the “Securitization”). The Review was conducted from December 2025 to January 2026 on mortgage loans originated from November 2025 to December 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Closed-End Second Lien Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

o	Credit Application: For the Credit Application, vendor will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower's employment history.
o	Credit Report: Vendor review will determine whether an applicable credit history as required by the guidelines and Appendix Q, or ATR is present. If a credit report is required by the guidelines, the review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower's credit profile adhered to guidelines. In order to make this determination, vendor will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.
o	Employment and Income: Vendor will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and, where possible, was not fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.
o	Asset Review: Vendor will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, vendor will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit ("VOD(s)"), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

o	Hazard/Flood Insurance/Taxes: Vendor will review the insurance present on the mortgage loan. During this review, vendor will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender's name and "its successors and assigns,", (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income ("DTI") calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone according to the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.
o	DU/LP Review: When provided and appropriate, vendor will verify that DU findings included an approved/eligible decision as required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.
o	Occupancy Review: vendor will confirm the property occupancy is consistent with the mortgage loan approval and borrowers' application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.
o	Guideline Review: vendor will confirm the mortgage loan originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.
o	Fraud Review: Vendor will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan.
o	If a report was present, vendor will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower's address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower's profile. If any findings are noted, vendor will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.
o	Additional Review of Mortgage Loan File: Vendor will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination.

Compliance Review

Consolidated Analytics performed a “Limited Closed-End Second Lien Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

(I) Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a) Rescission (§1026.23; §1026.15):

i) failure to provide the right of rescission notice;

ii) failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii) failure to provide the correct form of right of rescission notice;

iv) failure to provide the three (3) specific business day rescission period;

v) missing or incorrect rescission expiration date on rescission notice;

vi) "I wish to cancel" section of rescission notice is signed by borrower;

vii) any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(S)(i) and (ii) that is required under §1026.6(e)(2); and

viii) with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b) Tolerances (§§1026.18, 22 and 23):

i) inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii) inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge

iii) inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Total of Payments

c) Payment Tables (§1026.18, §1026.38):

i) inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD

d) TILA Section 130(b) Corrections and Other Remediations

i) with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with regulatory and/or statutory requirements, and, where applicable, the SFA Compliance Review Scope methodology (in an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association ("SFA") has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations).

e) High-cost Mortgage (§§1026.31, 32, and 34):

i) points and fees threshold test;

ii) APR threshold test;

iii) prepayment penalty threshold test; and

iv) compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f) Higher-priced Mortgage Loan (§1026.35):

i) APR threshold test; and

ii) compliance with the escrow account and appraisal requirements as applicable.

g) With respect to brokered mortgage loans. the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):

i) review relevant documentation to determine if compensation to a Loan Originator was based on the terms of the transaction;

ii) review relevant documents to determine if there was dual compensation; and

iii) if requested by the client, review the presence of the mortgage loan option disclosure and determine if the Steering Safe Harbor provisions were satisfied.

h) Homeownership counseling (§1026.36(k)):

i) determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

i) Mandatory Arbitration Clauses (§1026.36(h)):

i) determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

j) Prohibition on Financing Credit Insurance (§1026.36(i)):

i) determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

k) Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):

i) review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii) verify the data against the NMLSR database, as available.

(II) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a) The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b) Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c) Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);

d) Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and

e) Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

(III) Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, vendor reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:

(i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),

(ii) the "points and fees" exceed the applicable QM threshold,

(iii) the monthly payment was calculated appropriately,

(iv) the creditor considered and verified income or assets at or before consummation,

(v) the creditor appropriately considered debt obligations, alimony and child support, and

(vi) based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:

1. QM Based on APOR (Pricing-Based) - Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor's guidelines without a documented exception and compensating factors.

QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

(IV) General Ability to Repay

For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non QM), vendor reviews the mortgage loan to the creditor's guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

(i) the consumer's current or reasonably expected income or assets;

(ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status);

(iii) the consumer's monthly payment;

(iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;

(v) the consumer's monthly payment for mortgage-related obligations;

(vi) the consumer's current debt obligations, alimony, and child support;

(vii) the consumer's monthly debt-to-income ratio or residual income; and

(viii) the consumer's credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator's determination of the ability to repay. Vendor makes no representation or warranty surrounding the sufficiency of the client or creditor's guidelines as it relates to ATR requirements.

Vendor reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities ("Authorities"). Vendor does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR requirements under the rule. Vendor's review is based on information contained in the mortgage loan file at the time it is provided to vendor for review and only reflects information as of that point in time.

(V) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(VI)       The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to "high-cost" mortgage loans, "covered" mortgage loans, "higher-priced" mortgage loans, "home" mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(VII)       Federal and state specific prepayment penalty provisions.

(VIII)       Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original valuation product provided, AVM, Exterior Only appraisal, or appraisal, to determine that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
2.	Review applicable original valuation product to determine that the property is completely constructed, and that valuation of the property was determined on an “as is basis,” or that the property was identified as not completely constructed by originating appraiser.
3.	Review and determine if the applicable valuation product was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the origination appraisal product provided.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Ensure that the origination appraisal product provided conforms to the guidelines provided from the Client.
7.	Review origination appraisal product to ensure all required documents were included, as applicable.
8.	Review location map provided within the appraisal product for external obsolescence.
9.	Ensure highest and best use and zoning complies with guidelines.
10.	Confirm there are no marketability issues that affect the subject property.
11.	Ensure subject property does not suffer any functional obsolescence.
12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
13.	Additional or secondary valuation products were not required.

For loans reviewed in a post-close valuation review scenario (474 loans in total):

An AVM or full appraisal was utilized as the original valuation product for all loans within the review population. An AVM was utilized for two hundred (200) loans, and a full appraisal was utilized for two hundred seventy-four (274) loans.

Product totals may not sum due to multiple products for each loan.

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	470	$46,204,623.00	99.16%
Event Grade B	4	$268,000.00	0.84%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	474	$46,472,623.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	473	99.79%
Event Grade B	1	0.21%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	474	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	472	99.58%
Event Grade B	2	0.42%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	474	100.00%

Valuation Results (Fitch only):
Event Grade	Loan Count	Percent of Sample
Event Grade A	473	99.79%
Event Grade B	1	0.21%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	474	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	453
		Borrower 1 Photo Identification not provided	4
		Borrower 1 3rd Party VOE Prior to Close Missing	4
		Income and Employment Do Not Meet Guidelines	2
		Borrower 1 W2/1099 Missing	2
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
		Missing Closing/Final Verbal VOE	1
		ATR: Reasonable Income or Assets Not Considered	1
		Borrower 1 Deed of Trust Signature does not match Note	1
		Missing Letter of Explanation (Credit)	1

		The Initial 1003 is Missing	1
		Missing VOM or VOR	1
		Approval/Underwriting Summary Partially Provided	1
		Borrower 1 Paystubs Missing	1
		Trust/POA Does Not Meet Guideline Requirements	1
		Borrower 2 Paystubs Missing	1
		HO6 Master Insurance Policy is Missing	1
		Total Credit Grade (A) Exceptions:	477
	B	Borrower 2 Paystubs Less Than 1 Month Provided	1
		Total Credit Grade (B) Exceptions:	1
Compliance	A	No Compliance Findings	240
		Higher-Priced Mortgage Loan Test	228
		CA AB 260 Higher-Priced Mortgage Loan Test	22
		NC Rate Spread Home Loan Test	15
		NY Subprime Home Loan Test	6
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	6
		OK HOEPA Higher-Priced Mortgage Loan Test	3
		MD COMAR Higher-Priced Mortgage Loan Test	3
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		High-Cost Mortgage Timing of Disclosure Test	1
		High-Cost Mortgage Late Fee Test	1
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		CT Nonprime Home Loan Test	1
		ME Higher-Priced Mortgage Loan Test	1
		Loan Origination Company NMLS Status is Unknown	1
		Total Compliance Grade (A) Exceptions:	531
	B	Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		CA AB 489/344 Covered Loan APR Threshold Test	1
		Total Compliance Grade (B) Exceptions:	2
Property	A	No Property Findings	471
		Condo Approval Missing	1
		FEMA Post Disaster Inspection Report not Provided	1
		Total Property Grade (A) Exceptions:	473
	B	External Obsolescence Present	1
		Total Property Grade (B) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology substantially meets the published guidelines, and no other property or valuation related defects were identified. If an appraisal was provided, the appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The valuation methodology did not meet the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. If an appraisal was provided, the appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. If an appraisal was provided, the appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review.